UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 21, 2010
GLG Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33217	20-5009693

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
399 Park Avenue, 38th Floor
New York, New York 10022
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 224-7200
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
     GLG PARTNERS, INC. (“GLG”) INTENDS TO FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A PRELIMINARY PROXY STATEMENT AND TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GLG STOCKHOLDERS IN CONNECTION WITH THE PROPOSED MERGER OF A WHOLLY-OWNED SUBSIDIARY OF MAN GROUP PLC WITH AND INTO GLG (THE “MERGER”). GLG STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, GLG’S PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GLG’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED MERGER BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT GLG AND THE PROPOSED MERGER. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED MERGER. STOCKHOLDERS MAY OBTAIN A FREE COPY OF THESE MATERIALS (WHEN THEY ARE AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC FROM THE SEC’S WEBSITE AT www.sec.gov. A FREE COPY OF THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE ALSO MAY BE OBTAINED BY CONTACTING INVESTOR RELATIONS, GLG PARTNERS, INC., 399 PARK AVENUE, 38TH FLOOR, NEW YORK, NEW YORK 10022, TELEPHONE (212) 224-7200 AND THROUGH GLG’S WEBSITE AT www.glgpartners.com.
GLG AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM GLG’S STOCKHOLDERS. INFORMATION ABOUT GLG’S DIRECTORS AND EXECUTIVE OFFICERS AND THEIR OWNERSHIP OF GLG SHARES IS SET FORTH IN THE PROXY STATEMENT FOR GLG’S 2010 ANNUAL MEETING OF STOCKHOLDERS. A FREE COPY OF THIS DOCUMENT MAY BE OBTAINED FROM THE SEC WEBSITE OR BY CONTACTING GLG AS INDICATED ABOVE. GLG’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF GLG’S DIRECTORS AND EXECUTIVE OFFICERS IN THE PROPOSED MERGER BY READING GLG’S PROXY STATEMENT FOR THE SPECIAL MEETING WHEN IT BECOMES AVAILABLE.

Item 8.01. Other Events
     On June 21, 2010, Ogier Fiduciary Services (Cayman) Limited, acting solely in its capacity as trustee of the Blue Hill Trust, entered into an unconditional rescindable purchase agreement with Sage Summit LP, and Ogier Fiduciary Services (Cayman) Limited, acting solely in its capacity as trustee of the Green Hill Trust, entered into an unconditional rescindable purchase agreement with Lavender Heights Capital LP (collectively, the “Purchase Agreements”). Under the Purchase Agreements, Sage Summit LP and Lavender Heights Capital LP (collectively, the “LPs”) each sold its entire holding of 8,460,854 shares and 5,640,570 shares of GLG Partners, Inc. (the “Company”) common stock, respectively, to the Blue Hill Trust and the Green Hill Trust (collectively, the “Trusts”), respectively, in exchange for a deferred payment obligation, payable in installments on specified dates of delivery of (A) (i) whole shares of Man Group plc (“Man”) received by the Trusts in exchange for the Company shares under the Share Exchange Agreement (as defined below) or (ii) in lieu of all or a portion of the shares of Man described in clause (i) above, an amount in cash equal to the net proceeds from the sale of shares of Man not otherwise being delivered pursuant to the terms of clause (i), in ordinary sales transactions on the London Stock Exchange, together with (B) an amount in cash equal to the cumulative value of all dividends, distributions and other income distributed by Man in respect of the notional number of shares of Man delivered by the Trusts to the LPs; provided, however, that the installment dates and share amounts set forth in the Purchase Agreements may be adjusted to the extent that forfeitures and/or reallocations of membership interests held by certain members of the LPs occur after the date of the Purchase Agreements in accordance with the terms of the LPs’ limited partnership agreements, as applicable. The LPs each have the right to rescind their respective Purchase Agreements with the respective Trusts and reacquire the shares prior to completion of the Merger (as defined below) (or such other date as agreed).
     By virtue of the Joinder Agreement dated as of June 21, 2010 (the “Joinder Agreement”) by and among the Company, Man, Escalator Sub 1 Inc. (“Merger Sub”), the LPs and each of the Blue Hill Trust and the Green Hill Trust, each of the Trusts joined as parties to the Share Exchange Agreement and the Voting and Support Agreement (as described below) and agreed to perform the obligations of the LPs thereunder. Under the Share Exchange Agreement dated as of May 17, 2010 (the “Share Exchange Agreement”) by and among Man and the stockholders of the Company party thereto, including after giving effect to the Joinder Agreement, the Trusts (the “Selling Stockholders”), the Selling Stockholders will exchange their securities of the Company (after exchanging the FA Sub 2 Limited exchangeable securities for shares of Company common stock) for ordinary shares of Man at an exchange ratio of 1.0856 ordinary shares per share of common stock, subject to reduction. The consummation of the transactions contemplated by the Share Exchange Agreement is conditioned on the satisfaction or waiver of the conditions to closing set forth under the Agreement and Plan of Merger dated as of May 17, 2010 (the “Merger Agreement”) by and among the Company, Man and Merger Sub, pursuant to which Merger Sub will merge with and into the Company, with the Company as the surviving corporation (the “Merger”). Under the Voting and Support Agreement dated as of May 17, 2010 (the “Voting and Support Agreement”) by and among Man, Merger Sub and the Selling Stockholders, the Selling Stockholders (including the Trusts) have agreed to vote their voting securities of the Company in favor of the Merger and the other transactions contemplated by the Merger Agreement. For a further description of the Share Exchange Agreement and the Voting and Support Agreement, see the Company’s Current Report on Form 8-K filed May 19, 2010.

     A copy of the Joinder Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Joinder Agreement is not intended to be complete, and is qualified in its entirety by the complete text of the Joinder Agreement.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
10.1	Joinder Agreement dated as of June 21, 2010 by and among the Company, the Blue Hill Trust, the Green Hill Trust, Sage Summit LP, Lavender Heights Capital LP, Man and Merger Sub.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLG PARTNERS, INC.
By:	/s/ Alejandro San Miguel
Alejandro San Miguel
General Counsel and Corporate Secretary

Date: June 25, 2010

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Joinder Agreement dated as of June 21, 2010 by and among the Company, the Blue Hill Trust, the Green Hill Trust, Sage Summit LP, Lavender Heights Capital LP, Man and Merger Sub.